SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 21, 2013

Crown Alliance Capital Limited
(Exact name of registrant as specified in its charter)

Nevada	333-169346	27-2089124
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2985 Drew Road, Suite 217 Mississauga ON	L4T OA4
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (905) 604-8877

3601 Highway 7 East Suite # 203, Markham, ON L3R 0M3 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 8 – Other Events

Item 8.01 Other Events

Effective March 21, 2013, the address of our executive offices has been changed. Our new address is:

2985 Drew Road, Suite 217

Mississauga, ON L4T OA4

Canada

Our phone number remains the same.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Crown Alliance Capital Limited

/s/ Lorraine Fusco

Lorraine Fusco

President, Chief Executive Officer

Date: March 21, 2013

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